United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 3, 2016

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 3, 2016, Fidelity National Information Services, Inc. issued a press release announcing financial results for the quarter ended March 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

SunGard Acquisition

On August 12, 2015, FIS and certain of its wholly owned subsidiaries entered into an Agreement and Plan of Merger (the "Merger Agreement") with SunGard and SunGard Capital Corp. II (collectively “SunGard”) pursuant to which, through a series of mergers, FIS acquired SunGard (collectively the "Acquisition" or the "SunGard acquisition"). FIS completed the Acquisition on November 30, 2015, and SunGard's results of operations and financial position are included in the consolidated results of FIS from and after the date of acquisition.

Supplemental Financial Data

Due to the financial impact of the transactions described above, FIS management desires to furnish additional information to investors to improve the understanding of the Company’s operating performance. The purpose of the schedules included in Exhibit 99.2 is to recalculate certain non-GAAP measures of the Company’s financial performance (specifically, adjusted revenues, adjusted operating income and adjusted EBITDA) taking into account the Acquisition, for each of the quarters in 2014 and 2015 and for the full years 2014 and 2015. The unaudited adjusted combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of 2014, nor the impact of possible business model changes. The unaudited adjusted combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors.

In 2015, FIS finalized a reorganization and began reporting its financial performance based on three segments: Integrated Financial Solutions (“IFS”), Global Financial Solutions (“GFS”) and Corporate and Other. We re-casted all previous periods to conform to the new segment presentation. Following the November 30, 2015 Acquisition, SunGard was included within the GFS segment as its economic characteristics, international business model, and various other factors largely aligned with those of our GFS segment. As we have further integrated the businesses through March 31, 2016, we have reclassified certain SunGard businesses that are oriented more to the retail banking and payments activities of IFS into that segment (corporate liquidity and wealth management). Certain other non-strategic businesses from both SunGard (public sector and education) and legacy FIS (commercial services and check processing) have been reclassified to the Corporate and Other segment, as have SunGard administrative expenses. This reclassified segmention is reflected in the unaudited adjusted combined financial information included in Exhibit 99.2.
Although Exhibit 99.2 contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company believes that it provides information that may be useful in understanding its results of operations, including a reasonable basis of comparison with its results for post-Acquisition periods. FIS’ management uses these non-GAAP measures in part to assess the Company’s performance. Therefore, management believes these non-GAAP measures to be relevant and useful information for investors. These non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP. In addition, the Company’s non-GAAP measures may be calculated differently from similarly titled measures of other companies.
The information included in this Item 2.02, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated May 3, 2016 regarding first quarter 2016 financial results.
99.2	Supplemental financial data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 3, 2016	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: May 3, 2016	By:	/s/ Michael A. Nussbaum
		Name:	Michael A. Nussbaum
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated May 3, 2016 regarding first quarter 2016 financial results.
99.2	Supplemental pro forma financial data